EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the amendment no. 1 quarterly report of MIV Therapeutics, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Alan Lindsay, Chief Executive Officer and Patrick McGowan, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

          (1)          the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)          the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 22, 2007	/s/ Alan Lindsay Alan Lindsay Chief Executive Officer (Principal Executive Officer)
Dated: October 22, 2007	/s/ Patrick McGowan Patrick McGowan Chief Financial Officer (Principal Financial and Accounting Officer)